FIRST EAGLE FUNDS

First Eagle Gold Fund

1345 AVENUE OF THE AMERICAS

NEW YORK, NEW YORK 10105

(800) 334-2143

SUPPLEMENT DATED NOVEMBER 4, 2013

TO STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2013

Matthew McLennan is the Gold Fund’s sole portfolio manager.

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The information in this Supplement modifies (and if inconsistent, replaces) information contained in the First Eagle Funds’ Statement of Additional Information dated March 1, 2013.